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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the period ending December 31, 2002 of Comfort Systems USA, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William
F. Murdy, Chairman of the Board and Chief Executive Officer of the Company, certify that, to my knowledge, (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                  /s/ William F. Murdy
                                  --------------------------------------------
                                  William F. Murdy
                                  Chairman of the Board and
                                  Chief Executive Officer
                                  (Principal Executive Officer)



                                  March 31, 2003